UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

Foundation Healthcare, Inc.

(Exact name of registrant as specified in charter)

Oklahoma	001-34171	20-0180812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 N. Portland Avenue, Suite 200

Oklahoma City, Oklahoma 73134

(Address of Principal Executive Offices) (Zip Code)

(405) 608-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure.

On March 7, 2016, Foundation Healthcare, Inc. (referred to herein as “we,” “us,” and “our”) announced its expected financial results for the year ended December 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

On March 14, 2016, we will distribute the slide show, attached hereto as Exhibit 99.2 and incorporated herein by reference, in conjunction with its presentation at ROTH Capital Partners’ 28th Annual ROTH Conference in Laguna Niguel, California.

Note Regarding Non-GAAP Financial Measures

The investor presentation attached as an exhibit hereto contains certain references to EBITDA and adjusted EBITDA values, which are non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC.

Adjusted EBITDA

We are providing EBITDA information, which is defined as net income plus interest, income taxes, depreciation and amortization expense and earnings or losses from discontinued operations, and Adjusted EBITDA which is defined as EBITDA plus stock compensation expense. EBITDA and Adjusted EBITDA are a complement to our GAAP results. EBITDA and Adjusted EBITDA are commonly used by management and investors as a measure of leverage capacity, debt service ability and liquidity. EBITDA and Adjusted EBITDA are not considered a measure of financial performance under U.S. generally accepted accounting principles (GAAP), and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing our financial performance. EBITDA and Adjusted EBITDA should not be considered in isolation or as an alternative to, or superior to, such GAAP measures as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Reconciliations of non-GAAP financial measures are provided in the investor presentation. Since EBITDA and Adjusted EBITDA are not a measure determined in accordance with GAAP and is susceptible to varying calculations, EBITDA, and Adjusted EBITDA as presented, may not be comparable to other similarly titled measures of other companies.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2016, the Compensation Committee determined to award Hugh King, our Chief Financial Officer (Principal Financial and Accounting Officer), a discretionary bonus in an amount equal to $94,875. The Compensation Committee also determined to pay $41,250 of Mr. King’s bonus in cash and $53,625 in shares of our common stock. The number of shares of common stock shall be determined by reference to $3.80, the closing price of our common stock on March 9, 2016. Based on such closing price, we will issue 14,112 shares of our common stock to Mr. King.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release Issued on March 7, 2016

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	FOUNDATION HEALTHCARE, INC.

Date: March 11, 2016	By:	/s/ STANTON NELSON
Stanton Nelson Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release Issued on March 7, 2016

99.2	Investor Presentation